Exhibit 99.1

FOR IMMEDIATE PUBLICATION

Vistra’s Jim Burke to Become Company’s President and Chief Financial Officer

IRVING, Texas — Dec. 8, 2020 — Vistra (NYSE: VST) today is announcing the appointment of Jim Burke as president and chief financial officer, effective immediately. Mr. Burke, who has been with Vistra and its predecessor companies since 2004, has been serving as executive vice president and chief operating officer since 2016. Vistra’s outgoing CFO, David Campbell, will be leaving to join Evergy Inc., a Missouri-based regulated utility, as its chief executive officer following a transition period through the end of the year.

“Jim’s vast knowledge of the industry and expansive understanding of our company will prove invaluable,” said Curt Morgan, Vistra’s chief executive officer. “During his time here, Jim has led most of Vistra’s teams, giving him unique insight and knowledge of our company and the CFO position will round out Jim’s experience. Jim is highly respected both inside and outside of our company and his strong business and financial acumen, combined with the talents of our existing finance organization, will position Vistra for continued growth and success as we transform our portfolio. The board of directors and I are thrilled to appoint Jim as our new president and CFO.”

Morgan continued, “I also want to thank David for his leadership and contributions to our company. The entire Vistra family wishes him much success.”

In his new capacity, Mr. Burke will assume broad responsibility for the company’s accounting, risk, internal audit, treasury, tax, planning, M&A, and investor activities, along with overseeing the critical technology services function. Mr. Burke will continue to report to Mr. Morgan.

Mr. Burke said, “I’ve been fortunate to work at this incredible company for 16 years, but there’s never been a more exciting time to be part of this team. The industry is changing quickly and Vistra is well-positioned to lead the energy transformation – I’m looking forward to serving our customers, our people, and our shareholders in a new role.”

With Mr. Burke’s move to CFO, his former position of COO is being eliminated and the various operational functions reporting to that position are being realigned within the organization. The retail and generation businesses, including development of the zero-carbon Vistra Zero generation portfolio, will report to Mr. Morgan. Prior to this announcement the Vistra board of directors initiated discussions with Mr. Morgan, which are ongoing, to extend the term of his employment agreement in recognition of his commitment to lead the company as it transitions to a low-to-no emissions fleet comprised primarily of natural gas, renewables, and energy storage while growing the company’s retail business.

Vistra Press Release

Jim Burke Bio

Mr. Burke is a 20-year veteran of the electricity industry. Prior to his role as Vistra’s COO, he previously served as chairman and CEO of TXU Energy, the leading competitive retailer in Texas and a subsidiary of Vistra and its predecessor company. Mr. Burke led TXU Energy from August 2005 to October 2016 after joining in late 2004 as senior vice president of TXU Energy’s residential markets.

Before to joining TXU Energy, he was president and COO of Gexa Energy, and vice president of residential marketing then senior vice president of consumer operations with Reliant Energy.

Prior to his experience in competitive electricity markets, Mr. Burke worked at The Coca-Cola Company for six years, both domestically in the juice division of The Minute Maid Company and internationally in the expansion of the juice business through Coca-Cola Bottlers in Latin America, South Africa, and Hong Kong. Prior to Coca-Cola, he was a management consultant for Deloitte & Touche Consulting.

Mr. Burke is a licensed certified public accountant and has also earned the designation as a chartered financial analyst. He is a graduate of Tulane University, earning a bachelor’s degree in economics and a master’s in business administration in finance and general management.

Outside of his responsibilities at Vistra, Mr. Burke currently serves as a board member of the Nuclear Energy Institute and as an advisory board member for the Tulane University Energy Institute. He is also a member of the board for the United Way Foundation of Metropolitan Dallas and the Ursuline Academy of Dallas.

Media

Meranda Cohn

214-875-8004

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Analysts

Molly Sorg

214-812-0046

Investor@vistracorp.com

About Vistra

Vistra (NYSE: VST) is a leading, Fortune 275 integrated retail electricity and power generation company based in Irving, Texas, providing essential resources for customers, commerce, and communities. Vistra combines an innovative, customer-centric approach to retail with safe, reliable, diverse, and efficient power generation. The company brings its products and services to market in 20 states and the District of Columbia, including six of the seven competitive wholesale markets in the U.S. and markets in Canada and Japan, as well. Serving nearly 5 million residential, commercial, and industrial retail customers with electricity and natural gas, Vistra is the largest competitive residential electricity provider in the country and offers over 50 renewable energy plans. The company is also the largest competitive power generator in the U.S. with a capacity of approximately 39,000 megawatts powered by a diverse portfolio, including natural gas, nuclear, solar, and battery energy storage facilities. In addition, the company is a large purchaser of wind power. The company is currently constructing a 400-MW/1,600-MWh battery energy storage system in Moss Landing, California, which will be the largest of its kind in the world when it comes online. Vistra is guided by four core principles: we do business the right way, we work as a team, we compete to win, and we care about our stakeholders, including our customers, our communities where we work and live, our employees, and our investors. Learn more about our environmental, social, and governance efforts and read the company’s sustainability report at https://www.vistracorp.com/sustainability/.

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Corp. (“Vistra”) operates and beliefs of and assumptions made by Vistra’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections, the potential impacts of the COVID-19 pandemic on our results of operations, financial condition and cash flows, projected synergy, value lever and net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted

Vistra Press Release

EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to: “intends,” “plans,” “will likely,” “unlikely,” “believe,” “confident”, “expect,” “seek,” “anticipate,” “estimate,” “continue,” “will,” “shall,” “should,” “could,” “may,” “might,” “predict,” “project,” “forecast,” “target,” “potential,” “goal,” “objective,” “guidance” and “outlook”), are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra believes that in making any such forward-looking statement, Vistra’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including, but not limited to: (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra to execute upon the contemplated strategic, capital allocation, and performance initiatives and to successfully integrate acquired businesses; (iii) actions by credit ratings agencies; (iv) the severity, magnitude and duration of pandemics, including the COVID-19 pandemic, and the resulting effects on our results of operations, financial condition and cash flows; and (v) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by Vistra from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra’s annual report on Form 10-K for the year ended Dec. 31, 2019 and any subsequently filed quarterly reports on Form 10-Q.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.